SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 April 11, 2006

                             Paradigm Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Wyoming                     0-9154                     83-0211506
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

2600 Tower Oaks Blvd., Suite 500, Rockville, Maryland              20852
       (Address of principal executive offices)                  (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) Previous Independent Accountants

      (1) (i) Effective April 11, 2006, Paradigm Holdings, Inc. (the "Registrant") dismissed Aronson & Company ("Aronson") as its independent registered public accounting firm.

            (ii) Aronson's report on the Registrant's financial statements for the past two (2) fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

            (iii) The change of independent registered public accountants was approved by the Audit Committee of Registrant's Board of Directors on April 11, 2006.

            (iv) During the Registrant's most recent two (2) fiscal years, as well as the subsequent interim period through April 11, 2006, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            (v) During the Registrant's most recent two (2) fiscal years, as well as the subsequent interim period through April 11, 2006, Aronson did not advise the Registrant of any of the matters identified in Item 304(a)(1)(v) of Regulation S-K.

            (vi) The Registrant has requested Aronson to furnish a letter addressed to the U.S. Securities & Exchange Commission (the "SEC") stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A Copy of such letter is attached hereto as Exhibit 16.1.

      (b) New Independent Accountants

      On April 11, 2006, the Registrant engaged BDO Seidman, LLP ("BDO Seidman") as its independent registered public accounting firm to audit the Registrant's financial statements. The Registrant did not consult BDO Seidman on any matters described in Item 304(a)(1)(iv) or (v) of Regulation S-K during the Registrant's two (2) most recent fiscal years or any subsequent interim period prior to engaging BDO Seidman.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibit No. Description:

EXHIBIT         DESCRIPTION                                    LOCATION
------------    ------------------------------------------     -----------------
Exhibit 16.1    Letter, dated April 13, 2006, from Aronson     Provided herewith
                & Company to the SEC


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2006                    PARADIGM HOLDINGS, INC.


                                        By: /s/ Richard Sawchak
                                            ------------------------------------
                                        Name:  Richard Sawchak
                                        Title: Vice President, Chief Financial
                                               Officer and Principle Accounting
                                               Officer


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